UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to � 14a-11(c) or � 14a-12

MOVADO GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 17, 2010

MOVADO GROUP, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: April 19, 2010 Date: June 17, 2010 Time: 10:00 AM EDT Location: 25 West 39th Street 15th Floor New York, NY 10018

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You are receiving this communication because you hold
shares in the above named company.

This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request a
paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

0000067130	See the reverse side of this notice to obtain proxy materials and voting instructions.

��  Before You Vote  ��
How to Access the Proxy Materials

   Proxy Materials Available to VIEW or RECEIVE:
   1. Annual Report     2. Notice & Proxy Statement     3. Shareholder Letter
   How to View Online:
   Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com.
   How to Request and Receive a PAPER or E-MAIL Copy:
   If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE:  1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
   *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 03, 2010 to facilitate timely delivery.

��  How to Vote  ��
Please Choose One of the Following Voting Methods
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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors Nominees
01	Margaret Hayes Adame	02	Richard Cot�	03	Efraim Grinberg	04	Alan H. Howard	05	Richard Issenman
06	Nathan Leventhal	07	Donald Oresman	08	Leonard L. Silverstein

The Board of Directors recommends you vote FOR the following proposal(s):

2.
Proposal to ratify and approve the selection by the Audit Committee of the Board of Directors of
PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending
January 31, 2011

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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CONTROL #	à	0000 0000 0000

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